Centennial New York Tax Exempt Trust

Prospectus Supplement dated September 26, 2008 to the Prospectus dated August 23, 2007

This supplement amends the Prospectus of Centennial New York Tax Exempt Trust (the "Trust") dated August 23, 2007. The table titled "Annual Trust Operating Expenses (deducted from Trust Assets)" is amended by adding the following information as a footnote to the information disclosed as "Total Annual Operating Expenses" in that table:

As of September 12, 2008, A.G. Edwards, a division of Wachovia Securities, LLC ("Edwards"), a broker-dealer, held 83,231,172 shares of the Trust, representing approximately 94.5% of the issued and outstanding shares of the Trust on that date, for the benefit of its clients' accounts. The shares held by Edwards for the benefit of its clients' accounts represent most of the shares of the Trust. Edwards has advised the Manager that, as a result of its consolidation with Wachovia Securities, LLC, Edwards intends to redeem the shares of the Trust held for the benefit of its clients' accounts on or about February 3, 2009. As a result of the planned redemptions in 2009, the Trust's net assets are expected to decline substantially. It is possible that, as a result of those redemptions, the Trust's Total Annual Operating Expenses, measured as a percent of average daily net assets, may increase in the current and future fiscal periods over the rate of 0.86% incurred in the Trust's fiscal year ended June 30, 2008, although the occurrence or amount of such possible increase cannot be predicted with certainty at this time. Therefore, in connection with the anticipated redemption by Edwards of those shares in 2009, the Board of Trustees of the Trust is expected to consider whether to take action to liquidate the Trust or combine its remaining assets into another fund (subject in either case to the approval of shareholders of the Trust).

September 26, 2008                                                                                                                              PS0780.013